SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
March 19, 2007	814-00188

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	04-3291176
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

437 Madison Avenue New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(212) 328-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Medallion Financial Corp. (the “Company”) issued a press release to the news media announcing, among other things, the Company’s results for the quarter ended December 31, 2006 and the year ended December 31, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 8.01	OTHER EVENTS

The Company has adopted a change in reporting entity. Since Medallion Bank commenced operations in December 2003, the Company had historically consolidated Medallion Bank’s financial statements with those of its own. Although Medallion Bank is not an investment company, and SEC rules generally do not permit investment companies such as the Company to consolidate the financial statements of non-investment companies, such as Medallion Bank, the Company had sought and obtained a letter from the SEC in March 2004 permitting such consolidation since Medallion Bank conducted substantially identical activities to that of the Company and its other consolidated subsidiaries. We believed that consolidating Medallion Bank provided a more complete and accurate representation of the Company’s full scope of operations, and its complete financial position and results of operations.

During August 2006, the Company filed a registration statement on Form N-2 which the SEC staff reviewed and on which they provided comments in September 2006, including those relating to the consolidation of the accounts of Medallion Bank. Based on several discussions with the SEC, the Company determined that the Company should no longer consolidate Medallion Bank in reliance upon the SEC letter, and have determined that this change represents a change in the reporting entity as described in SFAS No. 154, “Accounting Changes and Error Corrections.” Accordingly, the Company will retrospectively apply this change as provided for in that statement, including for any interim periods presented, in its financial statements. This includes the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which will encompass the years ended December 31, 2006, 2005 and 2004. Because Medallion Bank was consolidated in the Company’s prior filings, investors should look to the Company’s prospective filings which will show a retrospective application of the change in reporting entity as opposed to referring to the Company’s previously filed Annual reports on Forms 10-K for the years ended December 31, 2005, 2004 and 2003 and the quarterly filings for all interim periods filed on Forms 10-Q for periods from September 30, 2003 through September 30, 2006, inclusive.

The effect of this retrospective application is to present the Company’s financial position and results of operations as if Medallion Bank had never been consolidated for all periods presented and to show Medallion Bank as an unconsolidated portfolio investment. Although this creates significant changes in the reported levels of assets, liabilities, revenues, and expenses, our net income, shareholders’ equity, and the related amounts per share are unchanged.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press release, dated March 19, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer

Date:	March 19, 2007

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Exhibit Index

Exhibit No.	Description
99.1	Press release, dated March 19, 2007.

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